UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Reports to Stockholders.

(a)

Capital Advisors Growth Fund

Annual Report

December 31, 2023

CAPITAL ADVISORS GROWTH FUND

December 31, 2023

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) advanced 8.34% in the second six months of 2023, compared to a gain of 8.04% for the Fund’s benchmark, the S&P 500® Index (the “Index”).

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2023, in comparison to the Fund’s relevant benchmark:

Periods Ending December 31, 2023

		S&P 500®
	Fund	Index
6-Months	8.34%	8.04%
12-Months	24.35%	26.29%
3-Years*	7.01%	10.00%
5-Years*	16.34%	15.69%
10-Years*	10.80%	12.03%
20-Years*	9.05%	9.69%

Net Expense Ratio: 1.01%^ Gross Expense Ratio 1.04% (as of the Fund’s most recently filed Prospectus)

*	Annualized.
^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, through at least April 28, 2024, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund.  The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

PERFORMANCE ATTRIBUTION

Among the stocks that contributed most positively to the Fund’s 2023 return were Microsoft Corp. (MSFT: $376), NVIDIA Corp. (NVDA: $495), Apple, Inc. ($193), Amazon.com, Inc. (AMZN: $152), Alphabet, Inc. (GOOG: $141), Applied Materials, Inc. (AMAT: $162), Accenture (ACN: $351), JP Morgan Chase & Co. (JPM: $170), NXP Semiconductors (NXPI: $230), and Uber Technologies, Inc. (UBER: $62). The S&P 500’s 2023 performance was

CAPITAL ADVISORS GROWTH FUND

historically concentrated among the index’s larger weights, particularly Technology. We believe the next several years will include strong secular innovations and intend to strengthen the portfolio’s exposure to these.

Among the stocks that contributed the least were Halliburton Co., (HAL: $36), PepsiCo, Inc. (PEP: $170), Proctor & Gamble Co. (PG: $147), Thermo Fischer Scientific, Inc. (TMO: $531), General Motors Co. (GM: $36), Dollar General Corp. (DG: $136), Intellia Therapeutics, Inc. (NTLA: $30), Beam Therapeutics, Inc. (BEAM: $27),  Danaher Corp. (DHR: $147), and Schlumberger Ltd. (SLB: $52). After taking some profits in the Dollar General position at initial signs of operational difficulties, we exited the entire position when it became apparent that the company’s well-respected management team was unlikely to fix the issues within a visible window. We exited General Motors after determining its electric and autonomous vehicle initiative would not gain the technological and marketing leadership that was essential to the investment thesis. We also exited Kroger as part of a plan to become more growth oriented. Food inflation is slowing, and we believe there is appreciable risk of U.S. corporate tax hikes after the election. We also wanted to exit the regulatory risks surrounding Kroger’s attempt to acquire Albertsons (ACI: $23).

REVIEW AND OUTLOOK

Current equity valuation multiples appear high versus historic norms.  Systemic liquidity has declined due to Fed tightening, but remains high, which supports valuations. A particularly attractive “enabling innovations” cycle also supports valuations. Low unemployment gives the Fed flexibility to keep Fed Fund rates high to help assure inflation remains subdued over the longer term. Given the high systemic liquidity and strong innovation cycle, we believe this environment supports leading growth companies that can help shape the development of these innovation-driven market opportunities. Despite attractive fundamentals, high valuations could generate a retrenchment that we would look upon as an opportunity to accumulate attractive secular growth companies.

At present, corporate profits remain near record highs, unemployment remains low and bond yield spreads remain below traditional pre-recessionary levels. Corporate earnings announcements, so far, lack compelling evidence of a looming recession.

In 2023 the broader market exhibited historic concentration among the index’s larger weights, particularly Technology. The “Magnificent Seven” stocks accounted for over 60% of the S&P 500 Index’s 2023 performance, more than any other year.1  The strategy remains highly focused on risk management.  The Fund held cash near 10%, which serves a dual role as risk
_____________

[1]	Source: Bloomberg. The Magnificent Seven consists of NVIDIA (NVDA ~$495), Microsoft, Alphabet, Amazon, Apple (AAPL ~$193), Tesla (TSLA ~$248), and Meta Platforms (META ~$354).

CAPITAL ADVISORS GROWTH FUND

management and risk capital should the broader market experience significant volatility.  The Fund is highly diversified between high-growth stocks and traditional value stocks that we believe are undervalued due to structural supply-demand prospects.

CURRENT PORTFOLIO DESIGN

The Fund maintains a healthy weight to lower-volatility and value-oriented stocks that we believe have excellent long-term prospects.  Examples include leading uranium, copper mining, and water companies.  We focused the Fund’s automotive exposure by adding to NXP Semiconductors (NXPI ~$230) while exiting General Motors Co. (GM ~$36).  After adding to the CRISPR Therapeutics (CRSP ~$63) position in November, directly following what we believed to be a positive FDA review meeting, we trimmed the position in December after the good news became embedded in the stock.

We believe the pace of significant global economic innovation is accelerating and are focused on raising the portfolio’s exposure to companies that can shape the development of those trends. Such “enabling innovations” include artificial intelligence, augmented and artificial reality ecosystems, automation and robotics, quantum computing, and the gig economy, among others. We intend to be deliberate in managing risk while increasing the portfolio’s ownership of these attractive growth trends.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2023, were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Microsoft	21,150	99.97	376.04	7.1
Apple	33,665	30.07	192.53	5.8
Alphabet	41,800	36.31	140.93	5.2
JPMorgan Chase	33,845	110.11	170.10	5.1
Amazon	36,375	63.58	151.94	4.9
Accenture	15,490	228.01	350.91	4.8
UnitedHealth Group	7,075	307.97	526.47	3.3
Thermo Fisher Scientific	6,850	314.12	530.79	3.2
Berkshire Hathaway Cl. B	9,600	263.51	356.66	3.1
Nvidia	6,750	98.41	495.22	3.0

Of the 34 positions held in the Fund as of December 31, 2023, the 10 largest holdings represented 45.5% of total assets.  The Fund held 10.4% of its assets in interest bearing cash reserves as of December 31, 2023.

RECENT ADDITIONS TO THE FUND

We added Constellation Energy Corp. (CEG ~$117) and Veralto Corp. (VLTO ~$82) to the Fund in the later part of the year.

CAPITAL ADVISORS GROWTH FUND

The Fund received Veralto shares as a spinoff from Danaher. We have since added slightly to the holding with plans to add more as the company nears key developmental benchmarks. Veralto is a leading global water infrastructure and quality assurance firm. It also has an industrial printing unit that produces attractive and relatively stable cash flows. Veralto’s senior management team is steeped in “Danaher Business Systems (DBS),” an operational philosophy that is often credited as a key contributor to Danaher’s historic success throughout economic cycles. We expect management to grow its water presence further with organic and acquired growth, and to monetize the industrial printing unit.

Constellation provides power to nearly a quarter of commercial and industrial companies in the lower continental United States. It operates at largely attractive financial metrics due to the Inflation Reduction Act’s (IRA) Nuclear Production Tax Credits (NPTC). As the nation’s largest nuclear power supplier, Constellation has two other strong financial supports. For one, it can supply technically “clean” energy to companies with “net-zero” carbon reduction goals. Net-zero involves offsetting any carbon produced with carbon credit purchases. The more clean energy a company uses, the fewer credits it would need to buy. Leading consulting firm McKinsey estimates the total U.S. net-zero capital spending opportunity at approximately $27 billion.2 The second key tailwind is the energy grid’s fragility as it transitions towards “sustainable” sources. Constellation provides base power that is always available, versus sustainable sources that may be unavailable due to light winds, lack of sunlight, or weather events. Nuclear is one of the very few “clean” base power supplies.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Steven V. Soranno, CFA, CAIA
Chief Investment Officer	Co-Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.	Director of Equity Research,
Capital Advisors, Inc.

_____________

[2]	McKinsey, Navigating America’s net-zero frontier: A guide for business leaders, May 5, 2022

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Steven V. Soranno, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

“Cash Flow” is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	24.35%	16.34%	10.80%
S&P 500® Index	26.29%	15.69%	12.03%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

1	Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2023 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/23 – 12/31/23).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2023 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/23	12/31/23	7/1/23 – 12/31/23

Actual	$1,000.00	$1,083.40	$5.25

Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$5.09

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2023 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2023

Shares	COMMON STOCKS - 89.3%	Value
	Administrative and Support Services - 1.9%
8,000	Visa, Inc. - Class A	$2,082,800

	Beverage and Tobacco Product Manufacturing - 2.4%
15,889	PepsiCo, Inc.	2,698,588

	Chemical Manufacturing - 4.2%
7,325	Ecolab, Inc.	1,452,914
20,425	Intellia Therapeutics, Inc. (a)	622,758
18,055	Procter & Gamble Co.	2,645,780
		4,721,452

	Computer and Electronic
	Product Manufacturing - 22.3%
2,400	Alphabet, Inc. - Class A (a)	335,256
39,400	Alphabet, Inc. - Class C (a)	5,552,642
33,665	Apple, Inc.	6,481,522
13,920	Danaher Corp.	3,220,253
6,750	NVIDIA Corp.	3,342,735
11,830	NXP Semiconductors NV	2,717,114
6,850	Thermo Fisher Scientific, Inc.	3,635,912
		25,285,434

	Credit Intermediation and Related Activities - 5.1%
33,845	JPMorgan Chase & Co.	5,757,035

	Data Processing, Hosting, and Related Services - 0.7%
6,195	Airbnb, Inc. - Class A (a)	843,387

	Food Services and Drinking Places - 0.6%
8,800	Veralto Corp.	723,888

	Insurance Carriers and Related Activities - 6.3%
9,600	Berkshire Hathaway, Inc. - Class B (a)	3,423,936
7,075	UnitedHealth Group, Inc.	3,724,775
		7,148,711
	Internet - 0.8%
10,700	DoorDash, Inc. - Class A (a)	1,058,123

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2023, Continued

Shares		Value
	Machinery Manufacturing - 2.9%
20,365	Applied Materials, Inc.	$3,300,556

	Mining (except Oil and Gas) - 3.3%
38,525	Cameco Corp.	1,660,428
47,325	Freeport-McMoRan, Inc.	2,014,625
		3,675,053

	Miscellaneous Manufacturing - 4.0%
6,083	Intuitive Surgical, Inc. (a)	2,052,161
8,025	Stryker Corp.	2,403,166
		4,455,327

	Nonstore Retailers - 4.9%
36,375	Amazon.com, Inc. (a)	5,526,818

	Oil and Gas Extraction - 2.1%
10,425	Pioneer Natural Resources Co.	2,344,374

	Professional, Scientific, and Technical Services - 5.8%
15,490	Accenture PLC - Class A	5,435,596
17,310	CRISPR Therapeutics AG (a)	1,083,606
		6,519,202

	Publishing Industries (Except Internet) - 7.1%
21,150	Microsoft Corp.	7,953,246

	Securities Commodity Contracts
	and Other Finance - 4.8%
3,725	BlackRock, Inc.	3,023,955
59,165	Brookfield Corp.	2,373,700
		5,397,655

	Support Activities for Mining - 2.2%
47,000	Schlumberger NV	2,445,880

	Transit and Ground Passenger Transportation - 1.6%
28,525	Uber Technologies, Inc. (a)	1,756,284

	Transportation Equipment Manufacturing - 2.8%
14,845	Honeywell International, Inc.	3,113,145

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2023, Continued

Shares		Value
	Utilities - 2.0%
18,905	Constellation Energy Corp.	$2,209,805

	Waste Management and Remediation Services - 1.5%
9,125	Waste Management, Inc.	1,634,287
	Total Common Stocks (Cost $56,758,812)	100,651,050

	MONEY MARKET FUND - 10.4%
11,721,594	First American Government Obligations
	Fund, Class X, 5.30% (b)	11,721,594
	Total Money Market Fund
	(Cost $11,721,594)	11,721,594
	Total Investments
	(Cost $68,480,406) - 99.7%	112,372,644
	Other Assets in Excess of Liabilities - 0.3%	380,681
	Total Net Assets - 100.00%	$112,753,325

AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Rate shown represents the 7-day annualized yield as of December 31, 2023.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2023

ASSETS
Investments, at value (cost $68,480,406)	$112,372,644
Cash	3,520
Receivables:
Fund shares issued	402,201
Dividends and interest	110,608
Prepaid expenses	20,783
Total assets	112,909,756

LIABILITIES
Payables:
Due to advisor	65,251
Audit fees	21,000
Shareholder reporting	12,570
Transfer agent expenses	1,403
Transfer agent fees	7,751
Administration and fund accounting fees	37,123
Chief Compliance Officer fee	3,750
Custodian fees	2,500
Legal fees	652
Trustee fees and expenses	1,917
Miscellaneous expense	2,514
Total liabilities	156,431

NET ASSETS	$112,753,325

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$112,753,325
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,857,027
Net asset value, offering and
redemption price per share	$39.47

COMPONENTS OF NET ASSETS
Paid-in capital	$67,730,028
Total distributable earnings	45,023,297
Net assets	$112,753,325

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2023

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $9,940)	$1,121,194
Interest	461,259
Total income	1,582,453
Expenses
Advisory fees (Note 4)	691,616
Administration and fund accounting fees (Note 4)	150,015
Transfer agent fees (Note 4)	31,528
Registration fees	23,374
Audit fees	21,000
Trustee fees and expenses	18,590
Chief Compliance Officer fee (Note 4)	15,000
Shareholder reporting	13,694
Custody fees (Note 4)	10,162
Legal fees	8,391
Transfer agent expenses (Note 4)	6,717
Insurance	3,695
Miscellaneous fees	3,588
Total expenses	997,370
Less: advisory fee waiver (Note 4)	(14,915)
Net expenses	982,455
Net investment income	599,998

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	1,375,189
Net change in unrealized appreciation/(depreciation)
on investments	19,640,158
Net realized and unrealized gain on investments	21,015,347
Net increase in net assets
resulting from operations	$21,615,345

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$599,998	$471,617
Net realized gain/(loss) on investments	1,375,189	(799,239)
Net realized gain from
redemption in-kind	—	9
Net change in unrealized appreciation/
(depreciation) on investments	19,640,158	(20,471,895)
Net increase/(decrease) in net assets
resulting from operations	21,615,345	(20,799,508)
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions
to shareholders	(471,617)	(949,096)
Total dividends and distributions	(471,617)	(949,096)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	3,856,748	(437,134)
Total increase/(decrease)
in net assets	25,000,476	(22,185,738)
NET ASSETS
Beginning of year	87,752,849	109,938,587
End of year	$112,753,325	$87,752,849

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	324,493	$11,613,432	281,294	$9,746,891
Shares issued in
reinvestment
of distributions	11,916	455,666	27,666	917,970
Shares redeemed+	(231,654)	(8,212,350)	(322,447)	(11,101,995)
Net increase/(decrease)	104,755	$3,856,748	(13,487)	$(437,134)
+ Net of redemption
fees of		$3		$—

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

	Year Ended December 31,
	2023		2022	2021		2020		2019
Net asset value,
beginning of year	$31.88		$39.75	$36.13		$29.81		$22.97
Income from
investment operations:
Net investment
income/(loss)	0.22	(1)	0.17	(0.01	)(1)	0.03	(1)	0.08
Net realized and
unrealized gain/(loss)
on investments	7.54		(7.69)	7.77		8.58		7.89
Total from
investment operations	7.76		(7.52)	7.76		8.61		7.97
Less distributions:
From net
investment income	(0.17)		(0.01)	—		(0.04)		(0.08)
From net realized
gain on investments	—		(0.34)	(4.14)		(2.25)		(1.05)
Total distributions	(0.17)		(0.35)	(4.14)		(2.29)		(1.13)
Redemption fees retained	0.00	(1)(2)	—	0.00	(1)(2)	0.00	(1)(2)	—
Net asset value, end of year	$39.47		$31.88	$39.75		$36.13		$29.81

Total return	24.35%		-18.96%	21.60%		29.03%		34.81%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$112,753		$87,753	$109,939		$88,628		$68,862
Ratio of expenses to
average net assets:
Before fee waivers	1.01%		1.03%	1.06%		1.12%		1.17%
After fee waivers	1.00%		1.00%	1.00%		1.00%		1.00%
Ratio of net investment
income/(loss) to
average net assets:
Before fee waivers	0.59%		0.47%	(0.09)%		(0.01)%		0.12%
After fee waivers	0.60%		0.50%	(0.03)%		0.11%		0.29%
Portfolio turnover rate	11.82%		18.49%	28.85%		42.57%		43.55%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund began operations on December 31, 1999. The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund identifies its major tax jurisdictions as U.S. federal and the state of Wisconsin. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, there were no reclassifications between paid-in capital and distributable earnings.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund is able to make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Redemption Fees:  Prior to April 28, 2023, the Fund charged a 2.00% redemption fee to shareholders who redeemed shares held 7 days or less. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective April 28, 2023, the Fund removed redemption fees.

During the year ended December 31, 2023, the Fund retained $3 in redemption fees.

H.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for a majority of security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund’s investment advisor, Capital Advisors, Inc. (“Advisor”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. The Advisor, as Valuation Designee, is authorized to make all necessary determinations of the fair values of

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2023.

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$5,127,967	$—	$—	$5,127,967
Communications	15,072,510	—	—	15,072,510
Consumer, Non-cyclical	22,086,999	—	—	22,086,999
Energy	4,790,254	—	—	4,790,254
Financial	16,661,425	—	—	16,661,425
Industrial	5,471,321	—	—	5,471,321
Technology	29,230,769	—	—	29,230,769
Utilities	2,209,805	—	—	2,209,805
Total Common Stocks	100,651,050	—	—	100,651,050
Money Market Fund	11,721,594	—	—	11,721,594
Total Investments	$112,372,644	$—	$—	$112,372,644

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

Accounting Pronouncements: In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”).

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75% based upon the Fund’s average daily net assets on the first $50 million of assets under management and 0.65% of the Fund’s average daily net assets thereafter. For the year ended December 31, 2023, the Fund incurred $691,616 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest, extraordinary expenses, and other class-specific expense) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.

For the year ended December 31, 2023, the Advisor reduced its fees in the amount of $14,915. The Advisor does not have the ability to recoup previously waived fees and expenses or future waived fees and expenses.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended December 31, 2023 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Group.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $10,564,771 and $10,914,046, respectively. There were no purchases and sales of U.S. government securities during the year ended December 31, 2023.

NOTE 6 – INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	December 31, 2023	December 31, 2022
Ordinary income	$471,617	$13,035
Long-term capital gains	—	936,061

As of December 31, 2023, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$68,484,103
Gross tax unrealized appreciation	44,890,567
Gross tax unrealized depreciation	(1,002,026)
Net tax unrealized appreciation	43,888,541
Undistributed ordinary income	599,998
Undistributed long-term capital gain	534,758
Total distributable earnings	1,134,756
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$45,023,297

The difference between book basis and tax basis net unrealized appreciation and cost is attributable to wash sales and Passive Foreign Investment Company Adjustments.

For the year ended December 31, 2023, the Fund used short-term tax capital losses of $799,230.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); interest rates; global demand for particular products or resources; natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•	Growth-Style Investing Risk – Over time, a growth-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

•
Non-U.S. Investment Risk – Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2023, Continued

•
Depositary Receipt Risk – The risks of depository receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, Charles Schwab & Co., Inc. and National Financial Services LLC, for the benefit of their customers, owned 66.49% and 27.26%, respectively, of the outstanding shares of the Fund.

NOTE 9 – TRUSTEES

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Board Chair to attend to health-related matters. At the recommendation of the Governance and Nominating Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Board Chair, and Ms. Michele Rackey was appointed as Governance and Nominating Committee Chair.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 29, 2024

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2023 (Unaudited)

For the year ended December 31, 2023, the Fund designated $471,617 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2023 was 100.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2023 was 0.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Independent Trustees(1)

David G. Mertens	Board Chair	Indefinite	Partner and	1	Trustee,
(age 63)		term;	Head of		Advisors Series
615 E. Michigan Street		since	Business		Trust (for series
Milwaukee, WI 53202		October	Development,		not affiliated
		2023.	QSV Equity		with the Fund).
	Trustee	Indefinite	Investors, LLC,
		term;	(formerly known
		since	as Ballast Equity
		March	Management,
		2017.	LLC) (a privately-
held investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 76)		term;	Manager, President,		Advisors Series
615 E. Michigan Street		since	CEO, U.S. Bancorp		Trust (for series
Milwaukee, WI 53202		September	Fund Services, LLC,		not affiliated
		2008.	and its predecessors,		with the Fund).
(May 1991 to
July 2017).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served*	Five Years	by Trustee(2)	Past Five Years(3)
Michele Rackey	Trustee	Indefinite	Chief Executive	1	Trustee,
(age 64)		term;	Officer,		Advisors Series
615 E. Michigan Street		since	Government		Trust (for series
Milwaukee, WI 53202		January	Employees		not affiliated
		2023.	Benefit Association		with the Fund).
(GEBA) (benefits
and wealth
management
organization)
(2004 to 2020);
Board Member,
Association
Business Services
Inc. (ABSI)
(for-profit
subsidiary of the
American Society
of Association
Executives)
(2019 to 2020).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 54)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Executive	since	Services (February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and
(age 52)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Treasurer	since	Services (June 2005 to present).
Milwaukee, WI 53202	and	January
	Principal	2023.
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and
(age 62)	Treasurer	term;	Administration, U.S. Bank Global Fund
615 E. Michigan Street		since	Services (October 1998 to present).
Milwaukee, WI 53202		January
2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 41)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan Street		since	Fund Services (July 2010 to present).
Milwaukee, WI 53202		December
2018.

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund
(age 53)	President,	term;	Services (May 2023 to present); Chief
2020 E. Financial Way,	Chief	since	Compliance Officer, Chandler Asset
Suite 100	Compliance	July	Management, Inc. (2020 to 2022);
Glendora, CA 91741	Officer and	2023.	Director, Corporate Compliance,
	AML Officer		Pacific Life Insurance Company
(2018 to 2019).

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 55)	President	term;	Fund Services (July 2007 to present).
2020 E. Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Lillian A. Kabakali	Assistant	Indefinite	Vice President, U.S. Bank Global Fund
(age 43)	Secretary	term;	Services (April 2023 to present); Vice
2020 E. Financial Way,		since	President, Compliance, Guggenheim
Suite 100		July	Partners Investment Management
Glendora, CA 91741		2023.	Holdings, LLC (April 2019 to
April 2023); Senior Associate,
Compliance, Guggenheim Partners
Investment Management Holdings,
LLC (January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Fund’s transfer agent toll free at 1-866-205-0523 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

 At meetings held on October 18, 2023 and December 14-15, 2023, the Board (which is comprised of three persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) on behalf of the Capital Advisors Growth Fund (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, valuation procedures, business continuity plan, and risk management process. The Board also noted that the Advisor was working towards implementation of newly adopted Securities and Exchange Commission rules applicable to the Fund, including the new tailored shareholder reports. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2023, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification, an appropriate securities market benchmark, a cohort that is comprised of similarly managed funds selected by an independent third-party consulting firm engaged by the Board to assist it in its 15(c) review (the “Cohort”), and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative Morningstar peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Fund underperformed the average of the Morningstar peer group for the one- and ten-year periods and outperformed the average for the three- and five-year periods, all periods ended June 30, 2023. The Board noted that the Fund underperformed the average of the Cohort for the one-, three- and ten-year periods and outperformed the average for the five-year period ended June 30, 2023. The Board reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed for the one-, three-, five- and ten-year periods ended June 30, 2023.

The Board also considered any differences in performance between the similarly managed accounts of the Advisor and the performance of the

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Fund, noting that the Fund underperformed the similarly managed account composite for the one-, three, five- and ten-year periods ended June 30, 2023, but the differences were not significant.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the Morningstar peer funds, Cohort, and the Advisor’s similarly managed separate accounts for other types of clients, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts for the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.00%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board noted that the Fund’s contractual management fee and net expense ratio were above its Cohort average and median and that the Fund’s net expense ratio was above its Morningstar peer group average. The Board also took into consideration the services the Advisor provides to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap. The Board also noted that the advisory fee schedule has breakpoints at higher asset levels which is currently in effect. The Board determined that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional material derived by the Advisor from its relationship with the Fund. The Board also considered that the Fund does not have a Rule 12b-1 fee or utilize “soft dollars.” After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

 No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2222 South Utica Place, Suite 300
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b) Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$17,400	$17,400
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*        /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    3/5/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date    3/5/24

By (Signature and Title)*        /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal
Financial Officer

Date    3/7/24

* Print the name and title of each signing officer under his or her signature.